Exhibit 99.1
South Plains Financial, Inc. Announces the Sale of Windmark Insurance Agency, Inc. to Alliant Insurance Services, Inc.

LUBBOCK, Texas, April 4, 2023 (GLOBE NEWSWIRE) – South Plains Financial, Inc. (NASDAQ:SPFI) (“South Plains” or the “Company”), the parent company of City Bank, today announced that it has sold City Bank’s wholly-owned subsidiary, Windmark Insurance Agency, Inc. (“Windmark”), to Alliant Insurance Services, Inc. (“Alliant”).  The transaction closed on April 1, 2023.

Curtis Griffith, South Plains’ Chairman and Chief Executive Officer, commented, “Windmark has been a terrific business for us since its inception in 1997.  That said, we knew we were at the point where we either had to commit significant capital and resources to sustain and grow the business or look to divest this segment.  We began exploring potential strategies with Windmark and Alliant last year.  We believe Alliant has the capability to invest in Windmark, combined with a commitment to retain our people and customers which is very important to our management team.  Overall, this is a mutually beneficial transaction for South Plains, our shareholders, Windmark, and Alliant.”

Mr. Griffith continued, “We’ve entered into this transaction in an advantageous position given our strong balance sheet, ample liquidity with no borrowings from the Federal Home Loan Bank or the Federal Reserve Bank, and a deposit base which has modestly grown through the first quarter of 2023, with an estimated 17% of our deposits uninsured.  Additionally, the completion of this transaction provides South Plains with the flexibility to further invest in our core business while augmenting our capital base.  Given the uncertain environment, we will take our time and review a broad range of options to determine the best uses for this capital.  We firmly believe that those banks with ample liquidity and strong capital levels, like South Plains, will find opportunities to grow and create shareholder value in the year ahead.”

Windmark offers a variety of crop insurance products through offices in Texas, Nebraska, and Colorado and by acting as the general agency for independent agents in 17 states supporting policyholders through more than 100 agencies and over 150 agents. Windmark is the primary general agency for several approved insurance providers that administer the crop insurance program for the Federal Crop Insurance Corporation and U.S. Department of Agriculture, Risk Management Agency.  Windmark provides its customers with usable and affordable products that are tailored to their respective operations.

Windmark expands Alliant’s crop and agribusiness presence in Texas and the Midwest given Windmark’s long-standing customer relationships and strong customer service.  Windmark and their customers will also benefit from Alliant’s innovative insurance solutions as Alliant continues to expand their presence across the country.

Hunton Andrews Kurth LLP acted as legal advisor to South Plains and City Bank.  Morea Schwartz Bradham Friedman & Brown LLP acted as legal advisor to Alliant.

More information on the transaction can be found on Form 8-K under South Plains Financial, Inc. on the Securities and Exchange Commission’s (“SEC”) website at sec.gov.

About South Plains Financial, Inc.
South Plains is the bank holding company for City Bank, a Texas state-chartered bank headquartered in Lubbock, Texas. City Bank is one of the largest independent banks in West Texas and has additional banking operations in the Dallas, El Paso, Greater Houston, the Permian Basin, and College Station, Texas markets, and the Ruidoso, New Mexico market. City Bank provides a wide range of commercial and consumer financial services to small and medium-sized businesses and individuals in its market areas. Its principal business activities include commercial and retail banking, along with investment, trust and mortgage services. Please visit https://www.spfi.bank for more information.

About Alliant Insurance Services, Inc.
Alliant Insurance Services, Inc. is one of the nation’s leading distributors of diversified insurance products and services. Alliant operates through a network of specialized national platforms and local offices to offer its clients a comprehensive portfolio of solutions built on innovative thinking and personal service. The business of managing risk is getting more complex, and Alliant is meeting this complexity head-on, not with more layers of management, but with more creativity and agility. Alliant is changing the way its clients approach risk management and benefits, so they can capitalize on new opportunities to grow and protect their organizations. Visit Alliant at alliant.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving South Plains, City Bank and Alliant, including future financial and operating results, South Plains’ plans, objectives, expectations and intentions, and other statements that are not historical facts. South Plains cautions that the forward-looking statements in this press release are based largely on South Plains’ expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond South Plains’ control.  Factors that could cause such changes include, but are not limited to,  (i) the risk that the benefits of the transaction may not be realized or fully realized; (ii) the risk that the parties may not agree to the post-closing increase to the purchase price or there may be delays with the payment of such increase; (iii) the diversion of management time on transaction-related issues, such as the transition services to be provided by the Bank; (iv) general economic conditions; (v) changes in market interest rates; (vi) the persistence of the current inflationary environment in the United States and our market areas; (vii) the uncertain impacts of quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; (viii) regulatory considerations, competition and market expansion opportunities; (ix) changes in non-interest expenditures or in the anticipated benefits of such expenditures; and (x) changes in applicable laws and regulations. Additional information regarding these risks and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, and other documents South Plains files with the SEC from time to time. South Plains urges readers of this press release to review the “Risk Factors” section of our most recent Annual Report on Form 10-K, as well as the “Risk Factors” section of other documents South Plains files or furnishes with the SEC from time to time, which are available on the SEC’s website, www.sec.gov. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which South Plains is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release. Any forward-looking statements presented herein are made only as of the date of this press release, and South Plains does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, new information, the occurrence of unanticipated events, or otherwise, except as required by law. All forward-looking statements, express or implied, included in this press release are qualified in their entirety by this cautionary statement.

Contact:	Mikella Newsom, Chief Risk Officer and Secretary
investors@city.bank
(866) 771-3347

Source: South Plains Financial, Inc.